THIS AMENDMENT TO FORM 8-K AMENDS THE REGISTRANT'S FORM 8-K AS FILED
                  ON AUGUST 16, 2001, TO INCLUDE EXHIBIT 2.1.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                                 AMENDMENT NO. 1
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 16, 2001


                          LONE STAR TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       001-12881               75-2085454
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                      15660 NORTH DALLAS PARKWAY, SUITE 500
                               DALLAS, TEXAS 75248
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (972) 386-3981


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

ITEM 5.  OTHER EVENTS.

         On August 16, 2001, Lone Star Technologies, Inc. announced in a press release (the "Press Release") that it had it had signed a definitive agreement to purchase the assets of the Tubular Steel Division of North Star Steel Company (Tubular Steel Division), an indirect, wholly owned subsidiary of Cargill, Incorporated.

         As described in the Press Release, consummation of the acquisition is subject to the completion of financing arrangements, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and the satisfaction of other customary closing conditions.

         The foregoing is qualified by the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of businesses being acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not applicable.

         (c)   Exhibit.


2.1 Purchase and Sale Agreement dated as of August 16, 2001, among Cargill, Incorpoarted, a Delaware corporation ("Cargill"), North Star Steel Company, a Minnesota corporation and an indirect, wholly-owned subsidiary of Cargill, Universal Tubular Services, Inc., a Texas corporation and an indirect, wholly-owned subsidiary of Cargill, Lone Star Technologies, Inc., a Delaware corporation ("Lone Star"), and Star Seamless, Inc, a Delaware corporation and a wholly-owned subsidiary of Lone Star.

99.1* Press Release dated as of August 16, 2001, announcing the definitive agreement to acquire the assets of the Tubular Steel Division of North Star Steel Company (Tubular Steel Division), an indirect, wholly owned subsidiary of Cargill, Incorporated.

*        Previously filed as an exhibit to Form 8-K on August 16, 2001.



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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          LONE STAR TECHNOLOGIES, INC.





Date: August 17, 2001                     By: /s/ Charles J. Keszler
                                              ---------------------------------
                                              Charles J. Keszler
                                              Vice President - Finance













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
                                INDEX TO EXHIBITS



Item Number    Exhibit
-----------    -------

2.1 Purchase and Sale Agreement dated as of August 16, 2001, among Cargill, Incorpoarted, a Delaware corporation ("Cargill"), North Star Steel Company, a Minnesota corporation and an indirect, wholly-owned subsidiary of Cargill, Universal Tubular Services, Inc., a Texas corporation and an indirect, wholly-owned subsidiary of Cargill, Lone Star Technologies, Inc., a Delaware corporation ("Lone Star"), and Star Seamless, Inc, a Delaware corporation and a wholly-owned subsidiary of Lone Star.

99.1* Press Release dated as of August 16, 2001, announcing the definitive agreement to acquire the assets of the Tubular Steel Division of North Star Steel Company (Tubular Steel Division), an indirect, wholly owned subsidiary of Cargill, Incorporated.

*              Previously filed as an exhibit to Form 8-K on August 16, 2001.














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